________________________________________________________________________________

Operator


     Good day ladies and gentlemen and welcome to the first quarter 2004 Network Engines earnings conference call. My name is Carol and I will be your coordinator today. At this time, all participants are in a listen-only mode. We will facilitate a question and answer session at the end of the conference. If at any time during the call, you require assistance, please press star followed by zero and our coordinator will be happy to assist you. As a reminder, this conference is being recorded for replay purposes. I would like to now turn the presentation over to Ms. Erica Smith. Ma'am, please go ahead.

________________________________________________________________________________

Erica Smith - Network Engines Incorporated - Director of Investor Relations


     Thank you. Good morning and welcome to Network Engines fiscal 2004 first quarter conference call. Thank you for joining us. Before we begin, let me remind you that except for historical information presented, some of the matters discussed during this call may contain forward-looking statements regarding future events that are subject to risks and uncertainties and it may subject to the Safe Harbor Provisions of the Private Securities Litigation Reform Act. These factors are incorporated by reference from the press release issued earlier today as well as by those contained in the section titled factors that may affect future operating results as outlined in the company's Form 10-K for fiscal 2003. Regarding the company's financial guidance, Network Engines intends to fully comply with regulation FD as enacted by the SEC. In response to inquiries, management will comment on these matters only to the extent that any guidance as to expected financial results, business outlooks or any other material information that's discussed in today's press release and/or pre-announced publicly acceptable conference call with management. The company's conference call will be archived on the company's website following the call. The company undertakes no obligation to update this information. The company also plans to furnish a transcript of the conference call. Further, the company will enter a quiet period on or about the 15th day or before the end of the quarter that will expire on the date of the next quarterly release of financial results. During this quiet period, the company will not meet or talk with analysts about future material events and will only engage in discussions regarding historic data and general business issues.

Now let me turn the call over to John Curtis, President and CEO of Network Engines.

________________________________________________________________________________

John Curtis - Network Engines Incorporated - President and CEO


Thank you Erica. Good morning everyone and thank you for joining us on the call. With me today is Doug Bryant, our Vice President of Finance and Administration and CFO. Doug will discuss the details of our financial performance and forward-looking guidance in a few minutes.

I am pleased to report our ninth consecutive quarter of revenue growth. Our fiscal first quarter sales increased approximately 25% to $35.9m from $28.8m in the prior quarter. While we are disappointed to report a net loss of $2.1m or $0.06 per share, this net loss included a non-cash impairment charge of $3.6m related to our amended distribution agreement with EMC for EMC-approved fiber channel HBAs, which I will discuss in a little more detail in a few minutes. Although we are not happy about the impairment charge, we are pleased with the increase in sales and operating results from both segments of our business during what was a record revenue quarter for the company. We report revenue for two business segments, OEM appliance and distribution operations. In the OEM appliance segment, we leverage our core competency in the development and manufacturing of servers that we sell to our OEM appliance partners who are responsible for the sales and marketing of the end product. Our largest OEM appliance partner, EMC Corporation accounted for 47% of our total revenue in the fiscal first quarter. Our OEM appliance revenues grew 42% to $19.9m during the first quarter and we made progress diversifying our OEM appliance revenue base. Our OEM appliance sales excluding EMC increased by 66% to $3.2m in the first quarter of fiscal 2004. As we have discussed in the past, OEM appliance sales can vary substantially from quarter-to-quarter, but we are pleased with the progress we've made during the current quarter to diversify our OEM revenue base.

Our manufacturing and engineering organizations did a fantastic job during the quarter, supporting our OEM customers. We are dedicated to supplying our OEM appliance customers with high-quality products, and have proven over the past that we are capable of supporting increasing volume requirements. We believe our OEM appliance customers also value our ability to meet their needs for new product introductions, model changeovers, rapid response to increased volume requirements, high quality products, overall flexibility and our commitment to successful partnerships. Just a few days ago, we announced that we achieved ISO 9000 certification, confirming that our quality management standards meet rigorous industry requirements.

Our second revenue segment is our distribution operations. Today, substantially all of our distribution revenues have resulted from sales of storage networking components, primarily fiber channel HBAs, through our VAR and systems integrator customers in North America. Our distribution segment had a great quarter, generating revenue of $15.9m. This is the result of the efforts of our distribution sales team, our vendor partners, and our channel customers. I would like to explain our business arrangement for the distribution of EMC-approved HBAs, and the expected impact of the amendment to the EMC distribution contract, which we announced on December 10, 2003. We are one of two distributors in North America, authorized by emc to distribute EMC-approved HBAs. We purchased these HBAs from suppliers such as Emulex, and QLogic, at EMC negotiated prices. We then distribute the EMC-approved HBAs to our customer base of more than 400 VARs and Systems Integrators. We expect that the primary business impact of the amendment, which became effective January 1, 2004, will be to reduce our gross profit percentage on the distribution of EMC-approved HBAs from historically premium margins to what I described as much more industry-standard distribution margins in the range of 7% to 12%.

Doug will provide more details on the impairment charge and the expected impact of this margin reduction later in the call. I would also like to make it clear that our OEM appliance relationship with EMC is completely separate and unrelated to the EMC HBA distribution contract. While the legacy TidalWire distribution business helps diversify our topline, the strategic reason for the acquisition was to leverage TidalWire's strong channel relationships, state-of-the-art distribution infrastructure, and comprehensive post sales support to enable us to sell server appliances to our channel customers. We have recently added key staff and realigned the efforts of a number of our people who had previously been focused on the sale of storage components to focus on developing, marketing, selling, and supporting server appliances. We are partnering with some of the leading independent software vendors or ISVs in the storage and security markets to develop server appliance solutions for sales to our channel customers. By providing our software partners with appliance development, manufacturing, and distribution services, we are enabling them to take advantage of the benefits of selling software as an appliance while maintaining the software-only business model.

To date we have announced eight ISV partners including most recently, Microsoft that had recognized the compelling value proposition of this unique business model. We expect that the sale of these appliances to our channels will be an important source of future revenue growth for the company. Before I discuss the progress we have been making with our ISV partners, I would like to review the time we believe it takes for an appliance to ramp up to significant revenue. After signing an agreement with the new ISV partner, we expect it will take a quarter to develop the appliance, another quarter to introduce the appliance, and educate and train our sales team and the channel partners, and only by the third quarter do we expect revenue to begin to ramp. I am sure there will be exceptions to this model as we will be dependent on the timing of our ISV partner software releases, data customer feedback, and other unforeseen factors. Most of our current partners were announced during the September and December quarters, therefore we expect that revenue from the sales of these products will not begin to ramp up until our fiscal third and fourth quarters.

I am particularly excited about our recently announced firewall from Microsoft exchange. This product is based on Microsoft's Internet Security and Acceleration or ISA server and will be our first network engines' branded appliance. We believe that our isobase appliance offers an opportunity for us to address the key concern of many small-to-medium size businesses, how to deploy a secure, easy to install, cost-effective solution to protect their Microsoft exchange servers and ensure secure remote access to their e-mail. In addition to the firewall appliance, we believe our Microsoft ISA-based system will provide an attractive platform on which we can develop partnerships with Microsoft ISA partners such as Authentix and existing Network Engines' partner to build and sell appliances offering security solutions. We expect the Network Engines' firewall for Microsoft exchange will be available by the end of the March quarter.

Last September, we announced a co-branded virtual tape library appliance with our partner, Falcon Stor. It is a standalone turnkey solution designed to accelerate the backup and restoration of data in a traditional tape archive environment. During the December quarter, we made our first shipments of the Falcon Store virtual tape library, and we are encouraged about the prospects for sales of this product in coming quarters.

During the December quarter, we announced a relationship with Comm Vault Systems, a provider of award-winning enterprise data management solutions. We are working with Comm Vault to develop a data management appliance for Microsoft exchange that will provide data migration and backup protection for departmental, regional, and remote exchange server deployments. We expect to start shipping this product by the end of the March quarter and are very excited about the opportunity to work with Comm Vault and our channel partners to sell this new product.

We are currently working with other ISV partners including KVS, Computer Associates, and Bocada to develop new appliances which we expect to start shipping late in the March quarter or during the June quarter. KVS is a leading provider of content archiving software. We are working with them to build an entry level e-mail archiving appliance to enable organizations to easily and quickly meet e-mail archiving requirements associated with compliance regulations in the financial services industry and the Sarbanes-Oxley Act. The KVS appliance will also be compatible with EMC Centera Compliance Edtion and is expected to be generally available by the end of the June quarter.

Computer Associates is one of the world's largest software companies. We are working with them to build a mobile backup appliance for small and medium businesses based on CA's BrightStor and eTrust technologies. This appliance will provide effective secure integrated backup and recovery capabilities for uses of mobile devices, in particular laptops and PDAs. The CA appliances are expected to be generally available by the end of the march quarter.

We're working with Bocada to build an agentless storage backup reporting appliance. This appliance will deliver a centralized view of all critical backup activity across multiple servers, backup products, operating systems, and storage technologies. It is targeted towards medium-sized businesses and is expected to be generally available by the end of the March quarter.

We believe that the success we have had in signing new high-quality partners is further validation that we have the right strategy, based on our powerful combination of development, manufacturing, distribution, and channel sales expertise. We are looking forward to the opportunity to work with our OEM, ISP, and channel partners to build and sell exciting appliance solutions in security and storage environments. Now, let me turn the call over to Doug, who will comment on the results in more detail and provide you with forward-looking guidance.

________________________________________________________________________________

Doug Bryant - Network Engines Incorporated - Vice President of Finance and Administration and CFO


Thanks John. The financial results that I'm about to review and the guidance that we'll provide will be discussed on a Generally Accepted Accounting Principles or GAAP basis. It's unfortunate that the impairment charge in the December quarter has overshadowed what otherwise was a successful quarter as we realize our ninth consecutive quarter of sequential revenue growth, and we have had record operating results. If not for this unexpected impairment charge, we would have met or exceeded all of the financial guidance that we provided last quarter. Consolidated net revenues for our fiscal first quarter were $35.9m. The guidance we gave in the last quarter's earnings call was for consolidated revenue of $30m to $34m of which we expected $15m to $18m in OEM appliance revenue and between $15m and $16m of distribution revenue. We exceeded our OEM appliance guidance with $19.9m of revenue and came in at the high-end of our distribution guidance with $15.9m of revenue. EMC made up 45% of total revenue compared to 42% in our fourth fiscal quarter of 2003. There were no other greater than 10% customers. OEM appliance revenue of $19.9m represents a 42% increase from $14m recorded in the September quarter. The increase was primarily attributable to sales to EMC, but was also due to 66% growth in revenue to our other OEM appliance customers as that revenue grew to $3.2m.

Distribution revenues increased 7% to $15.9m from the $14.8m reported in the September quarter. Substantially all of the revenue for both quarters were from the distribution of thrid party storage networking products, the legacy TidalWire business. Sales of Fiber Channel HBAs were $14.5m or 91% of the distribution revenues. This included sales of EMC-approved Fiber Channel HBA of $10.7m or 67% of distribution revenues.

First quarter gross margins on a consolidated basis were 19.7%, down slightly from 20% in the prior quarter. The December quarter's gross margin percent was in line with the 19% to 21% guidance we provided last quarter. Gross margins in the OEM appliance business were 20.7% for the December quarter versus 20.2% in the prior quarter. This increase was primarily due to both higher volumes in the mix of units produced internally versus at our contract manufacturer, where we incurred a higher cost. Gross margins in the distribution business were 18.5% in the December quarter compared to 19.8% in the prior quarter. The decrease in distribution gross margin percent was primarily due to product mix as we had a slightly lower percentage of higher margin EMC-approved HBAs and was also impacted by customer mix.

Operating expenses during the December quarter were $9.2M compared to $4.8M in the September quarter. To compare the two quarters, it is important to understand the components of each quarter's operating expenses. The $9.2m includes a $3.6m intangible asset impairment charge related to the recently announced amendment to our HBA distribution agreement with EMC and also includes $211,000 of stock compensation and $203,000 of amortization expenses. The $4.8m of operating expenses in the September quarter included the reversal of restructuring charges of approximately $377,000 and the reversal of an estimated legal liability of $175,000 that had been recorded in a prior quarter related to the settlement of the TidalWire merger lawsuit. The restructuring reversal was associated with the renegotiation of leased office space, which was originally taken as a restructuring charge in prior quarters. The $4.8m of operating expenses in the September quarter also included approximately $228,000 of stock compensation and $254,000 of amortization expenses.

Combined R&D and SG&A expenses increased from $4.7m in the September quarter to $5.2m in the December quarter. The $500,000 increase was primarily due to increased legal expenses, higher compensation as headcount increased from 97 to 103 employees and the fact that the September quarter's SG&A included the expense reversals up to $175,000 estimated legal liability. As a result, primarily due to the $3.6m intangible asset impairment charge, we incurred a net loss in the December quarter of approximately $2.1m. Clearly, the impairment charge was the difference between reporting the net loss that we did versus what could have been improved results over the September quarter when we reported net income of $1.1m, which included the reversal of $552,000 of expenses.

Turning to the balance sheet, our cash position at the end of December was $35.1m. We had previously given guidance that cash would be between $33m and $35m. The cash burn was approximately $1.7m in the December quarter and was mainly related to investments in working capital due to the growth in our business.

Accounts receivable were approximately $16.9m, which was an increase from the $13.9m at the end of September. The DSO calculates to approximately 43 days, which was similar to last quarter's DSO of 44 days. As we had pointed out in the past, the DSO metric could vary significantly due to possible quarterly fluctuations in the timing of shipments to and payments primarily from our large OEM appliance customers.

The net inventory balance was approximately $17.5m compared to $14.9m at the end of last quarter. Annualized inventory turns for the quarter was 6.6 vs. 6.2 last quarter. The increased inventory balances primarily to meet customer shipment requests for the beginning of January. The net inventory balance consists entirely of current products and will tend to fluctuate primarily based on the growth of our business, the timing of shipments to our large OEM appliance customers and any future quarter-end purchasing that takes advantage of favorable pricing.

When we acquired TidalWire in December 2002, we recorded goodwill and intangible assets. The intangible assets, with a later supplier-wise agreement with EMC, regarding sales of EMC-approved HBAs in premium gross margins associated with that business. The impairment charge that we recorded this quarter was against these intangible assets as the amendment to the EMC HBA distribution Fagreement has effectively reduced these gross margins. After factoring in $203,000 of amortization charges during the December quarter, the net remaining balance of intangible assets is $493,000, which will be amortized by approximately $35,000 per quarter over the next 40 years. The goodwill assets is primarily related to the expected synergies of distributing server appliances into our distribution customer base of more than 400 value-added resellers in Systems Integrators. Because this was not impacted by the amendments of the EMC HBA distribution agreement, this goodwill asset was not impaired and the balance remains at approximately $7.8m.

In regard to providing guidance, we anticipate net revenues in our second quarter ending March 31, 2004 will be approximately $30m to $34m. These estimates are based on current forecasts from certain partners, the expected impact of the amended EMC HBA distribution agreement and historical and seasonal trends. As those of you who follow storage industry know, the March quarter is traditionally the weakest quarter of the year. We expect OEM appliance revenues to be between $19m and $21m for the quarter and distribution revenue to be between $11m and $13m. We expect the continued high concentration of OEM appliance revenues to be from EMC. We also expect the second quarter's distribution revenues to continue to be derived primarily from the TidalWire legacy business of distributing third-party storage networking products. As you can see, we have actually giving downward guidance for the distribution revenue. In addition to expected seasonality in the storage industry, we'll have an added element of uncertainty as a result of the recently amended EMC HBA distribution agreement. With the added costs, it remains to be seen what, if any, impact this may have in our ability to compete in larger transactions that tend to be extremely price sensitive.

We expect second quarter gross margins to be in the 16% to 18% range depending on sales volumes, contract manufacturing utilizations and customer and product mix during the quarter. This is down from the 19.7% in the December quarter primarily due to the higher costs associated with the sale of EMC-approved HBAs, which became effective as of January 1. Breaking out our gross margin guidance by segment, we expect OEM appliance margins to continue to be in the 19% to 21% range and distribution margins to be in the 7% to 12% range.

To give you a better perspective of the impact of the amendment to the EMC HBA distribution agreement, if the amendment had been effected as of October 1 instead of January 1, the December quarter's consolidated gross margins would have been approximately 17%, and the distribution gross margin would have been approximately 12%, reducing gross margin by approximately $950,000. Operating expenses are expected to be between $5.5m and $5.8m in the second quarter, included in the second quarter estimates are stock compensation of $125,000 and intangible amortization expense of $35,000. On a GAAP basis, we expect results in the second quarter will be between a net loss of $200,000 and net income of $300,000. After considering the $3.6m impairment charge in the December quarter, this guidance is primarily attributable to those expected level of gross margins from sales of EMC-approved HBAs and because we're still in the early stages of being able to realize higher gross margins from the sale of server appliances through our distribution channel partners. Included in this projection, are approximately $160,000 of expenses related to stock compensation and intangible amortization expenses. Our tax position at the end of the second quarter is expected to be approximately $33m to $35m. This projection is based on a projected accounts receivable DSO of 50 days vs. the 43 and 44 days that we've achieved in the past two quarters.


Now, John has a few final comments before we open the discussion to questions.

________________________________________________________________________________

John Curtis - Network Engines Incorporated - President and CEO

     Thanks Doug. We had another quarter of revenue growth, ninth in a row. This time met by our OEM Appliance business. I hope you can understand that if we hadn't had an unexpected impairment charge, we would have had a record quarter, meeting or exceeding all of our financial metrics. We announced new co-branded appliance product with Authenex, KBS, Computer Associates and Comm Vault. We announced an exciting new Network Engines branded appliance to provide a firewall for Microsoft Exchange targeted for small and medium businesses that will be sold through our distribution organization. We continue to support growing demand from our OEM customers with a unique blend of engineering and manufacturing capabilities, delivered by an extremely confident and creative and dedicated team of Network Engines employees that are highly valued by our OEM partners.

We achieved ISO 9000 certification, an important milestone for the company and the status required by many of our customers. We have a unique business model based on our core competencies in engineering and manufacturing enabling us to deliver products and services to our OEM partners and when combined with our distribution competency, develop and distribute products and services in cooperation with our ISV partners. We are optimistic about the future as we concentrate on developing, delivering and supporting products and services for our partners and customers.

The service and security marketplaces in which we participate continue to show robust growth. We believe that our unique business model positions us as a key contributor tool and participant in the growth and innovation in this marketplace

Network Engines represents the convergence point for hardware, operating system, and application software products to produce compelling targeted appliance solutions, integrated and supported by Network Engines.

We believe our OEM relationships, ISV partnerships and our relationships we have evolved in systems integrated channel customers are strong and will support our planned roll out of appliances in the coming quarters. We believe we have the right strategy, necessary expertise in development, manufacturing, and distribution, great customer relationships along with a strong balance sheet and an experienced management team to lead the company as we execute our growth strategy. As always, we will remain committed to increasing our shareholders value. Thank you for your time this morning and at this point, I'd like to open the call for questions. Operator, can you please prompt the audience for questions?

________________________________________________________________________________

Erica Smith - Network Engines Incorporated - Director of Investor Relations


Operator, we would like to start the Q&A session.

QUESTION AND ANSWER


________________________________________________________________________________
Operator


Ladies and gentlemen, if you wish to ask a question at this time, please press star zero. Your first question comes from Kevin Hunt (ph) .


________________________________________________________________________________
Kevin Hunt


I've a question regarding, another clarification on the EMC agreement. So in terms of, does it look like actually dictate the prices that you can sell to your end customers? (Audio Gap)


________________________________________________________________________________
Operator


Your next question comes from Glenn Hanus (ph) .

________________________________________________________________________________
Glenn Hanus


Maybe you could just talk about, you touched on it in the call, you talked about this element of uncertainty and then you provided a pretty broad range for gross margin, maybe you could just walk us through what the new agreement is, what the change. From the old agreement, what the catalyst was for the change? Why there is such a broad range in gross margin? Why there is this sort of uncertainty about, maybe you could just walk us through that whole story?

________________________________________________________________________________
John Curtis


I will take some of that. Some of the questions you asked because I think you know there is some litigation going on, we probably can't get in.

________________________________________________________________________________
Glenn Hanus


Sure, whatever you can address.

________________________________________________________________________________
John Curtis


But I think the broad range for the margin, that you call as the broad range for the margins, there is a lot of variable in the business - product mix, customer mix, and things like that, and because we are going into this in a little bit of a different situation than we've had in the past, we are not as confident of let's say history, that history usually gives us to be able to make a little bit tidal projections on margin.

________________________________________________________________________________
Glenn Hanus


Is it the EMC margin that is unpredictable or the non-EMC?


________________________________________________________________________________
Doug Bryant


I must say it is primarily EMC. Basically, and the distribution business. We don't get forecast from anybody. Actually, we kind of base that guidance on historical trend and because it is a different landscape this quarter, that's why we are a little wider in our guidance range.


________________________________________________________________________________
Glenn Hanus


Okay. I guess you don't want to say anything more.


________________________________________________________________________________
John Curtis


I think we have given you what we can at this point.


________________________________________________________________________________
Glenn Hanus


All right, thank you.


________________________________________________________________________________
John Curtis


Thanks, Glen.


________________________________________________________________________________
Operator


Your next question from Troy Jenson.


________________________________________________________________________________
Troy Jenson


Good day and great quarter.


________________________________________________________________________________
John Curtis


Good morning, thank you Troy.


________________________________________________________________________________
Troy Jenson


I have a couple of questions here. Doug, you touched on the higher margin of the server appliances, once you are sufficient to the distribution. Can you give us any indication what those margins will look like?

________________________________________________________________________________
Doug Bryant


I think right now, we are looking at the server appliances to get margins in the near term be in the 25-30% range. And over time as we can improve the intellectual property and with tools and utilities, we'll work that up to the 35% range over time. So, near term, it will be in the 25-30%.


________________________________________________________________________________
Operator


Your next question comes from Jason Crenshaw (ph) .

________________________________________________________________________________

Jason Crenshaw


Couple of quick questions. First, I'll just list the last caller's question. Did he ask some gross margins because my question will be what do you think is sort of, a sustainable gross margin would be going forward next two to three years? And with that in mind what do you think a sustainable operating model is for the company, at the operating income line?


________________________________________________________________________________
Doug Bryant


Yes Jason. This is Doug. We haven't given that guidance. We're giving guidance one quarter at a time. For now, the gross margin guidance that we have given is on the OEM appliance side is 19 to 21. Distribution of the storage networking products of 7 to 12 and the answer to those, somebody had just asked what do we expect the margins to be on the server appliances through the distribution channel. In the near term, we expect that to be 25 to 30% and over time hopefully we will be walking that up to 35%.


________________________________________________________________________________
Jason Crenshaw


But, that's specifically for the server appliance?


________________________________________________________________________________
Doug Bryant


Through the distribution channel.


________________________________________________________________________________
Jason Crenshaw


So with that in mind clearly, selling through the distribution business and then the appliance business, probably certainly sub, on a planned basis, sub 20% gross margin as a whole. That means really we are going to see, expect to see the topline accelerate over the next couple of years if you want to see some material cash to the bottom line we assume as a fair assessment.

________________________________________________________________________________
Doug Bryant


We certainly, we hope with the traction that we can get our sever appliance distribution at that, the higher margins on that business. We are hopeful that they become a greater weight in our revenue and hopefully we will grow the margins.


________________________________________________________________________________
Jason Crenshaw


Okay. Next question would be on the appliance side, the non-EMC OEM business, was that $3.2m for the quarter?


________________________________________________________________________________
Doug Bryant


Yes, it was.


________________________________________________________________________________
Jason Crenshaw


And that was up about 66%. Was that from the previous quarter or year on year?


________________________________________________________________________________
Doug Bryant


From the previous quarter.

________________________________________________________________________________
Jason Crenshaw


Are you willing to give any guidance what you think non-EMC OEM business would be for the full year? Because obviously it's growing nicely, but it is off a pretty small base, is there any expectation or point to say it is going to be excellent? What's the view there?


________________________________________________________________________________
Doug Bryant


At this point, we are just sticking to giving guidance one quarter at a time.


________________________________________________________________________________
Jason Crenshaw


Okay. Thanks a lot.


________________________________________________________________________________
Doug Bryant


Thanks.


________________________________________________________________________________
Operator


Your next question from Troy Jenson.

________________________________________________________________________________
Troy Jenson


Hi guys, a follow-up, I got cut off there. Due to the appliance margins, 25-30%, will the Microsoft branded or the any NENG branded Microsoft product be even higher than that?


________________________________________________________________________________
Doug Bryant


It probably should be, yes.


________________________________________________________________________________
Troy Jenson


Okay, couple of other questions. On the distribution guidance, if I'm reading this correctly, you guys have guided to an 18% to 31% sequential decline. And I can understand there is obviously seasonality in that business, but that seems a little overdone. Any comments on that guidance?


________________________________________________________________________________
Doug Bryant


I think it's related to the uncertainty on the EMC HBA side and with the lower margin, it may be difficult for us to win some of those, the larger deals that is typically very price sensitive. A lot of that would be greater than 100 HBAs.


________________________________________________________________________________
Troy Jenson


Right, that does make sense. Next quarter, assuming you guys turn a GAAP profit, what will the share count be?


________________________________________________________________________________
Doug Bryant


The share count, I'll tell you what it would have been this quarter if we had a GAAP profit. It would have been about 40.3m shares.


________________________________________________________________________________
Troy Jenson


Okay. My last question is going to be as Nortel is on the tape this morning, talking about their plan to divest most of the its manufacturing activities. Just wondering if you guys have any opportunity to get more business beyond the Opion product?


________________________________________________________________________________
Doug Bryant


We have not probably disclosed anything related to Nortel, so we really can't comment on that.


________________________________________________________________________________
Troy Jenson


Okay. Nice quarter, guys. Keep up your good work.

________________________________________________________________________________
John Curtis


Thank you Jenson. Sorry for the mess up here.


________________________________________________________________________________
Operator


Your next question from Shebly Seyrafi.


________________________________________________________________________________
Shebly Seyrafi


Finally, four times walked out. I guess I missed a lot of the call, so pardon me if you have already answered some of this. The fiber channel HBA business, you said for the December quarter was 67%, also EMC was 67% of HBAs. I was able to pull out the numbers but did you give numbers for HBAs in the September quarter?


________________________________________________________________________________
Doug Bryant


We did not. I think it was comparable. I think the net must be comparable quarter over quarter.


________________________________________________________________________________
Shebly Seyrafi


So the percentage of distribution which was HBA was comparable?


________________________________________________________________________________
Doug Bryant


Yes.


________________________________________________________________________________
Shebly Seyrafi


Okay. Secondly regarding the uncertainty comment, I am trying to figure out like Glen was doing the same, what this really means, let's look at it in a different way. Suppose that there was no problems with EMC, what do you think your distribution gross revenues would be in the March quarter? Instead of being down, I guess, now assuming $13m, you are going to be down 18% or so?


________________________________________________________________________________
John Curtis


I think it's hard to answer, hypothetical like that because we haven't really addressed that, we have addressed what we have.


________________________________________________________________________________
Shebly Seyrafi


But is there a less of an incentive for Network Engines to sell the HBAs, now that it is less profitable, is that part of the reason?

________________________________________________________________________________
John Curtis


You might make a blunt statement like that but tactically in day to day, no. Everybody that's selling the HBAs is focused on selling them and is rewarded for selling them. We did mention in my part of the script that we had moved some of the people into selling appliances.


________________________________________________________________________________
Shebly Seyrafi


Again I am trying to figure out what the word uncertainty means, why would uncertainty result in lower distribution business, potentially?

________________________________________________________________________________
Doug Bryant


Typically when we give the guidance for the quarter, it's very much dependent on historical trends, and because there is a new landscape here this quarter, it's very much difficult for us to predict that. So that probably has given a wider range. That's why we talk about uncertainty. I mentioned how it may be tougher to win some of the larger deals that are very price sensitive with our costing and higher, you know, it is just that. This quarter is different than the other quarters that we've had. Added in so we are less certain about the guidance.


________________________________________________________________________________
Shebly Seyrafi


Do you know what the other EMC certified HBA distributors like Info X and ATEL, were also experiencing or have already experienced the same kind of demand from EMC, and what was the gross margin?


________________________________________________________________________________
Doug Bryant


I think, you would have to speak to those companies; we really can't speak for them.


________________________________________________________________________________
Shebly Seyrafi


Okay, your Opex percentage for distribution, is that the same as your corporate Opex percentage, which was 14.5% in the December quarter?


________________________________________________________________________________
Doug Bryant


Could you repeat that please?

________________________________________________________________________________
Shebly Seyrafi



Operating expense percentage of distribution revenue, is that the same as the corporate operating expense percentage?


________________________________________________________________________________
Doug Bryant


Yes, we really don't break that out internally, just because there are a lot of shared resources and we don't go through the bother of breaking it out below the gross margin line.


________________________________________________________________________________
Shebly Seyrafi


But the point is that if your gross margins going to go to 12% growth for the distribution business and your opex percentage is the same as corporate, that is a non-profitable business. And so the question is why even stay in that business.


________________________________________________________________________________
John Curtis


Again, if you look at our overall strategy, the distribution organization is the channel for selling our appliances. So the infrastructure and everything that we have in place really has two purposes. And as I mentioned in my part of the call, we have moved people from focused on the components into selling and supporting the appliances.


________________________________________________________________________________
Shebly Seyrafi


So, it's loss leader in effect for the appliance business?


________________________________________________________________________________
John Curtis


I wouldn't necessarily say it's a loss leader but it's all -- we look at it all as one operation.


________________________________________________________________________________
Shebly Seyrafi


Two more, if I can. The long-term growth rate revenue line through OEM appliances, what do you think that is on an annual basis?


________________________________________________________________________________
Doug Bryant


We haven't - we are just giving guidance one quarter at a time. We can't answer that question.


________________________________________________________________________________
Shebly Seyrafi


And finally from me, I believe you find - I mean you talked about server appliances through distribution. Is that the non-OEM appliance business? Even non-EMC appliance business?

________________________________________________________________________________
John Curtis


It's non - you were right in the first one. It's non-OEM appliance. So, we build appliances for let's say two categories of customers, OEM customers who do the selling and marketing and so on of the appliance their own. We build it, ship it to them and they take care of it. And then, our ISV appliance business or distribution appliance business where we partner with software companies, build appliances either co-branded or in the case of the Microsoft ISV appliance, our brand and those are distributed through our channel organizations.


________________________________________________________________________________
Shebly Seyrafi


Thank you.


________________________________________________________________________________
John Curtis


Thanks. Sorry for the confusion.


________________________________________________________________________________
Operator


And if there are any further questions, please key star one now.


________________________________________________________________________________
Erica Smith


At this point I think we are going to close the call. We would like to thank everyone for participating, and again we are sorry for any confusion on the technical problems that we've had.


________________________________________________________________________________
Operator


Ladies and gentlemen, that does conclude your program for today, and you may now disconnect.